LETTER TO THE SHAREHOLDERS OF THE PHEONIX MANAGEMENT FUND
---------------------------------------------------------

As we pass the midway point of 2001, I am very pleased to report that the PHEONIX MANAGEMENT FUND has outperformed most major market averages for the last six months. The Net Asset Value (NAV) of our fund finished the month of June at $8.31, a gain of 10.8% year-to-date. The Dow Jones Industrial Average by contrast, limped through the first half with a loss of 2.64% while the S&P 500 fell 7.26%*.

Volatility and uncertainty have undoubtedly been the watchwords for the market so far this year. We have witnessed a manic-depressive kind of psychology take hold on Wall Street as investors strain to peer through the "fog" of a slowing economy and weak corporate profits. All eyes are optimistically searching the horizon for the recovery that is believed to be just around the corner. At the same time, investors have been reeling at the desperate state of business earnings, with company after blue-chip company warning of diminishing prospects.

The outlook is still uncertain. We have mixed signals from the economy. On the one hand, housing and auto sales have remained surprisingly strong, signaling that the consumer at least, is alive and well. On the other hand factory output remains mired at recession-like levels. Investor opinions are pretty evenly divided. Some think a recovery has already begun while others see signs of further collapse.

The PHEONIX MANAGEMENT FUND holdings have remained relatively constant for the past several months. We remain steadfast in our commitment to search out good businesses selling at what we consider to be a bargain price relative to their true worth. We continue to hold some great American blue chips that we not only see as under valued, but also possess defensive characteristics as well. Stocks like COCA COLA, MCDONALD'S and GOODYEAR TIRE & RUBBER help us sleep a bit better at night in these uncertain times. The fund also continues to hold an unusually high cash position at present, which is not so much a function of our market outlook, as it is an inability to find attractive companies whose fundamentals are not consumed in uncertainty.

The investment outlook is improving however. The Federal Reserve is aggressively slashing lending rates and the sheer decline in price of so many stocks has helped to bring valuations down into a more reasonable range. The federal-funds target interest rate is now at 3.75%, having been lowered six times this year from a high of 6.5% in December 2000. These rate cuts do not seem to have helped the economy so far but it is only a matter of time. Now comes the hard part:
Waiting for businesses to grow their sales and profits once again.

In our last shareholders letter we said: "The period ahead may be characterized more by uneven advances for stocks as opposed to a broad market recovery for all.... more than ever before it is likely to be a market of stocks rather than a stock market." I continue to believe this will be the case for the balance of the year, placing a premium on individual stock analysis and selection. Our fund continues to maintain a cautious stance. We have confined our investments to companies we feel possess sound financials and limited downside risk. We continue to wait patiently, and bide our time for the right opportunities.




/s/MICHAEL BURNICK
------------------
Michael Burnick
Portfolio Manager
July 4, 2001
                                  *Source: The Wall Street Journal July 2, 2001



                             PHEONIX MANAGEMENT FUND
                       SCHEDULE OF INVESTMENTS (UNAUDITED)
                                  May 31, 2001
================================================================================

                                                                       MARKET
 Shares                                                                 VALUE
-------                                                             ------------
          COMMON STOCKS - 30.34%
          BEVERAGES - 3.80%
  7,700   Coca-Cola Enterprises, Inc.................                   364,980
                                                                    -----------

          COMPUTERS- 4.00%
 24,000   Compaq Computer Corp.......................                   383,760
                                                                    -----------

          ELECTRONIC EQUIPMENT- SEMICONDUCTOR-3.15%
 11,200   Intel Corp.................................                   302,512
                                                                    -----------

          INDUSTRIAL ELECTRICAL EQUIPMENT - 0.26%
  1,500   American Power Conversion Corp.*...........                    24,360
                                                                    -----------

          MUTUAL FUNDS - 3.17%
    869   Fidelity Select Brokerage & Investment*....                    39,900
  2,289   Fidelity Select Banking Portfolio..........                    78,112
      1   Fidelity Select Financial Services.........                        56
    588   Fidelity Select Computers*.................                    24,401
    431   Invesco Technology Class A*................                    17,561
    686   Invesco Telecommunications*................                    17,607
  1,962   John Hancock Regional Bank Class B.........                    85,488
    553   Managers Capital Appreciation*.............                    18,333
  2,874   Spectra*...................................                    22,104
      9   T. Rowe Price Science & Technology*........                       245
      1   Van Kampen Emerging Growth Class A.........                        48
                                                                    -----------
                                                                        303,855
                                                                    -----------

          RETAIL- RESTAURANTS - 3.79%
 12,000   McDonald's Corp............................                   363,360
                                                                    -----------

          RUBBER - TIRES-1.52%
  5,000   Goodyear Tire & Rubber Co..................                   145,550
                                                                    -----------

          SERVICES - 2.44%
 10,000   Kelly Services Class A.....................                   234,200
                                                                    -----------

          TRUSTS - 0.24%
    200   Regional Bank Holders Trust................                    23,488
                                                                    -----------

   The accompanying notes are an intregal part of these financial statements.




                                      -3-



                             PHEONIX MANAGEMENT FUND
                     Schedule of Investments - (Unaudited))
                            May 31, 2001 (Continued)
================================================================================

                                                                       MARKET
 Shares                                                                 VALUE
-------                                                             ------------

                 WIRELESS EQUIPMENT-7.97%
 52,000   Motorola, Inc..............................                   764,400
                                                                    -----------

          TOTAL COMMON STOCKS
           (Cost $3,174,137).........................                 2,910,465
                                                                    -----------


 Contracts
-----------
          LONG OPTIONS - .58%
    100   Intel Corp., Put Oct/$30.00................                    50,000
    100   Stanley Works, Put Oct/$30.00 .............                     5,250
                                                                    -----------

          TOTAL LONG OPTIONS
           (Cost $54,708)............................                    55,250
                                                                    -----------

          TOTAL INVESTMENTS
           (Cost $3,228,845)......................... 30.92%          2,965,715
          LIABILITIES LESS OTHER ASSETS.............. 69.08%          6,626,844
                                                     -------        -----------

          TOTAL NET ASSETS...........................100.00%        $ 9,592,559
                                                     ======         ===========



                                                                       MARKET
                                                                        VALUE
                                                                    ------------
 Contracts       WRITTEN OPTIONS-.07%
---------------
   (100)  Intel Corp., Call Oct/$37.50
          (Premiums received $23,697)................                  $ (7,000)
                                                                    -----------


 * Non-income producing security


   The accompanying notes are an intregal part of these financial statements.




                             PHEONIX MANAGEMENT FUND
                       Statement of Assets and Liabilities
                                  May 31, 2001
================================================================================

ASSETS:
     Investments in securities, at value
      (cost $3,228,845) (Note 2) ................................   $ 2,965,715
     Cash .......................................................     6,120,002
     Due from brokers ...........................................       268,784
     Dividends and interest receivable ..........................        23,147
     Receivable for fund shares sold ............................       269,541
     Deposits for securities sold short .........................       163,075
     Prepaid expenses ...........................................        16,046
                                                                    -----------
     Total Assets ...............................................     9,826,310
                                                                    -----------

LIABILITIES:
     Options written (premiums received $23,697) ................         7,000
     Payable for fund shares repurchased ........................        81,078
     Accrued advisory fees (Note 3) .............................        44,617
     Accrued distribution fees (Note 5) .........................        14,353
     Accrued directors fees .....................................         4,120
     Accrued expenses ...........................................        82,583
                                                                    -----------
     Total Liabilities ..........................................       233,751
                                                                    -----------

       Net Assets ...............................................   $ 9,592,559
                                                                    ===========

NET ASSETS CONSIST OF:
     Capital stock ..............................................           511
     Paid in capital ............................................     9,386,727
     Undistributed net investment income (loss) .................       (27,915)
     Accumulated net realized gain (loss) from
          investment transactions ...............................       479,669
     Net unrealized appreciation (depreciation) on investments ..      (246,433)
                                                                    -----------

       Net Assets ...............................................   $ 9,592,559
                                                                    ===========

Net asset value, offering and redemption price per share
  ($9,592,559/1,158,392 shares outstanding) .....................   $      8.28
                                                                    ===========

   The accompanying notes are an intregal part of these financial statements.



                             PHEONIX MANAGEMENT FUND
                             Statement of Operations
                          Six months ended May 31, 2001
================================================================================

INVESTMENT INCOME:
     Interest .................................................     $    96,499
     Dividends ................................................          13,757
                                                                    -----------
         Total investment income ..............................         110,256
                                                                    -----------

EXPENSES:
     Advisory fees (Note 3) ...................................          50,279
     Distribution Fees (Note 5) ...............................           9,353
     Administration fees (Note 4) .............................          17,951
     Transfer agent fees (Note 4) .............................           5,984
     Registration fees ........................................           1,745
     Director's fees ..........................................           1,496
     Audit fees ...............................................           2,992
     Custody fees .............................................           1,496
     Legal fees ...............................................           1,995
     Insurance expense ........................................           1,496
     Printing and postage expense .............................           1,745
     Other expenses ...........................................           1,995
                                                                    -----------
         Total expenses .......................................          98,527

         Net investment income (loss) .........................          11,729
                                                                    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:  (Note 2)
     Net realized gain (loss) on securities transactions ......       1,095,900
     Net realized gain (loss) on option transactions ..........           8,640
     Net realized gain (loss) on securities sold short ........            (122)
     Distributions of realized gains from other
       investment companies ...................................         (44,067)
     Net change in unrealized appreciation (depreciation)
       on investments .........................................          14,612
                                                                    -----------
     Total net realized and unrealized gain (loss)
       on investments .........................................       1,074,963
                                                                    -----------

     Net increase (decrease) in net assets resulting
       from operations ........................................     $ 1,086,692
                                                                    ===========

   The accompanying notes are an intregal part of these financial statements.



                             PHEONIX MANAGEMENT FUND
                       Statement of Changes in Net Assets
===================================================================================================


                                                                       SIX MONTHS      PERIOD ENDED
                                                                      ENDED MAY 31      NOVEMBER 30,
                                                                          2001             2000 *
                                                                    --------------    --------------
                                                                    --------------    --------------
OPERATIONS:
     Net investment income (loss) ..................................   $    11,729    $   (38,599)
     Net realized gain (loss) from investment transactions .........     1,095,900         62,464
     Net realized gain (loss) on option transactions ...............         8,640       (659,431)
     Net realized gain (loss) on securities sold short .............          (122)         3,493
     Distributions of realized gains from other
       investment companies ........................................       (44,067)        11,354
     Net change in unrealized appreciation (depreciation)
      on investments ...............................................        14,612       (261,046)
                                                                       -----------    -----------
     Net increase (decrease) in net assets resulting from operations     1,086,692       (881,765)
                                                                       -----------    -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
     Dividends from net investment income ..........................             0              0
     Distributions from net realized gain on investments ...........             0              0
                                                                       -----------    -----------
     Total distributions to shareholders ...........................             0              0
                                                                       -----------    -----------

CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold .....................................     4,991,138      7,156,657
     Dividends reinvested ..........................................             0              0
     Payment for shares redeemed ...................................      (879,097)    (1,881,066)
                                                                       -----------    -----------
     Net increase (decrease) in net assets from capital
      share transactions ...........................................     4,112,041      5,275,591
                                                                       -----------    -----------

     Net increase (decrease) in net assets .........................     5,198,733      4,393,826

NET ASSETS:
     Beginning of period ...........................................     4,393,826           --
                                                                       -----------    -----------

     End of period .................................................   $ 9,592,559    $ 4,393,826
                                                                       ===========    ===========



* For the period December 27, 2000 (commencement of operations) to November 30, 2000.



   The accompanying notes are an intregal part of these financial statements.




                          PHEONIX MANAGEMENT FUND
                           Financial Highlights
             (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
=========================================================================================

                                                                SIX MONTHS   PERIOD ENDED
                                                               ENDED MAY 31, NOVEMVER 30,
                                                                   2001         2000 *
                                                               ------------- ------------

Net asset value, beginning of period .......................   $    6.79     $   10.00
                                                               ---------     ---------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...............................        0.01         (0.12)
Net realized and unrealized gain (loss) on investments .....        1.48         (3.09)
                                                               ---------     ---------
Total from investment operations ...........................        1.49         (3.21)
                                                               ---------     ---------

LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .......................        0.00          0.00
Distributions from net realized gains on investments .......        0.00          0.00
                                                               ---------     ---------
Total dividends and distributions ..........................        0.00          0.00
                                                               ---------     ---------

Net asset value, end of period .............................   $    8.28     $    6.79
                                                               =========     =========

Total return ...............................................       21.94%       (32.10)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands) ...................   $   9,593     $   4,394
Ratio of expenses to average net assets,
  before waivers ...........................................        2.63%+        3.73%+
Ratio of expenses to average net assets,
  net of waivers ...........................................        2.63%+        3.22%+
Ratio of net investment income (loss) to average net assets,
  before waivers ...........................................        0.29%+       (1.49)%+
Ratio of net investment income (loss) to average net assets,
  net of waivers ...........................................        0.29%+       (0.97)%+
Portfolio turnover rate ....................................      334.88%       969.64%





* For the period December 27, 2000 (commencement of operations) to November 30, 2000.
+ Annualized.


   The accompanying notes are an intregal part of these financial statements.

                             PHEONIX MANAGEMENT FUND
                          NOTES TO FINANCIAL STATEMENTS
                            May 31, 2001 (Unaudited)
================================================================================



NOTE 1.  ORGANIZATION
Pheonix Management Fund (the "Fund") is a separate series of Questar Funds, Inc. (the "Company"), a Maryland Corporation, incorporated on February 13, 1998, and registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation by investing in a non-diversified portfolio of securities consisting primarily of large and mid-sized companies. The Fund commenced operations on December 27, 1999.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

         A. SECURITY VALUATION - Securities for which market quotations are readily available are valued at market value. Portfolio securities for which market quotations are not considered readily available are stated at fair value on the basis of valuations furnished by a pricing service approved by the Board of Directors. Short-term investments held by the Fund that mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Board of Directors.
         B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.
         C. FEDERAL INCOME TAXES - The Fund intends to comply with requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required.
         D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to shareholders on the ex-dividend date. The Fund will distribute its net investment income, and net realized capital gains, if any, annually.
         E. OPTIONS- When a call is written, an amount equal to the premium received is included in the Statement of Assets and Liabilities an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. If an option which was written either expires on its stipulated expiration date, or a closing purchase transaction is entered into, a gain is realized (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished.

              If a written call option is exercised, a capital gain or loss is realized from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

              The premium paid for the purchase of a call or a put option is included in the asset section of the Statement of Assets and Liabilities as an investment and is subsequently adjusted to the current market value of the option. If a purchased option expires on its stipulated expiration date, a loss is realized in the amount of the cost of the option. If a closing sale transaction is entered into, a gain or loss will be realized depending on whether the sales proceeds from the closing sales transaction are greater or less than the cost of the option.

                             PHEONIX MANAGEMENT FUND
                          NOTES TO FINANCIAL STATEMENTS
                            May 31, 2001 (Unaudited)
                                   (CONTINUED)
================================================================================


NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
         E. OPTIONS, CONTINUED- If a put option is exercised, a gain or loss will be realized from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.
         F. USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.


NOTE 3.  INVESTMENT ADVISORY AGREEMENT
The Fund has entered into an investment advisory agreement with Pheonix Investment Management, Inc. (the "Adviser"). Pursuant to the agreement, the Adviser provides the Fund with advice and assistance in the selection and disposition of the Fund's investments, under the direction and supervision of the Fund's Board of Directors. For its services, the Adviser receives a base fee calculated at an annual rate of 1.50% of the Fund's average net assets.

Beginning at the one-year anniversary of the Fund, the fee earned by the Adviser will be adjusted based on the comparative performance of the Fund and the Dow Jones Industrial Average (the "DJIA") during the most recent twelve-month period. Under the terms of the investment advisory agreement, the performance adjustment may increase or decrease the total fee payable to the Adviser by up to 1.50% per year of the value of the Fund's average daily net assets. The adviser may voluntarily waive some or all of its fees. For the six months ended period ended May 31, 2001, the Adviser earned fees of $50,279, without any waivers.


NOTE 4.  FUND ADMINISTRATION AND TRANSFER AGENCY AGREEMENT
The Fund has an administration and transfer agency agreements with American Data Services, Inc. ("ADS" or the "Administrator"), of which the Fund's president is also an officer. Under these agreements, the Administrator provides the Fund with administrative, transfer agency, and fund accounting services. For administrative and fund accounting services rendered to the Fund by ADS, the Fund pays a monthly fee, equal to 1/12th of 0.15% of the first $75 million, 1/12th of 0.10% of the next $75 million, and 1/12th of 0.07% of the remaining balance of the Fund's average monthly net assets. The fee is subject to a monthly minimum of $3,000. ADS also receives a monthly transfer agency fee, calculated as a combination of account maintenance charges plus transaction charges, subject to a $1,250 monthly minimum. The Fund also reimburses ADS for any out-of-pocket expenses.

                             PHEONIX MANAGEMENT FUND
                          NOTES TO FINANCIAL STATEMENTS
                            May 31, 2001 (Unaudited)
                                   (CONTINUED)
================================================================================


NOTE 5.  DISTRIBUTION FEES
The Board of Directors has adopted a Distribution Plan applicable to the Fund under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder. AmeriMutual Funds Distributors, Inc. (the "Distributor"), an affiliate of American Data Services, Inc., serves as the Fund's distributor. Pursuant to the Plan, the Distributor will receive a monthly fee calculated at an annual rate not to exceed .25% of its average daily net assets, to enable it to provide marketing and promotional support to the Fund, shareholder servicing and maintaining shareholder accounts and to make payments to broker/dealers and other financial institutions for providing distribution assistance. For the six months ended May 31, 2001, the Fund incurred distribution expenses of $9,353.


NOTE 6. INVESTMENT TRANSACTIONS
During the six months ended May 31, 2001, purchases and sales of investment securities, excluding short-terms, aggregated $11,650,614 and $14,114,698, respectively. The gross unrealized appreciation for all securities totaled $83,791, and the gross unrealized depreciation for all securities totaled $330,224, for a net unrealized depreciation of $246,433. The aggregate cost of securities for federal income tax purposes at May 31, 2001 was 3,205,148.

Transactions for all options written during the period ended May 31, 2001 were as follows:

                                                           NUMBER OF
                                                           CONTRACTS   PREMIUMS
                                                           ---------   --------
         Options Outstanding at November 30, 2000....         425       $61,372
         Options written.............................         200        63,393
         Options terminated in closing
           purchase transactions.....................         (250)     (22,685)
         Options expired.............................         (203)     (49,802)
         Options assigned ...........................          (72)     (28,581)
                                                           -------    ---------
         Options outstanding at May 31, 2001.........          100      $23,697
                                                           =======    =========


NOTE 7. CAPITAL SHARE TRANSACTIONS
As of May 31, 2001, there were 100,000,000 shares of $0.001 par value capital stock authorized and capital paid in amounted to $9,386,727.

Transactions in Fund shares were as follows:

                                                    Six Months    Period ended
                                                   Ended May 31,   November 30,
                                                        2001          2000 *
                                                   -------------  -------------
        Shares sold..................................      617,562      883,274
        Shares issued in reinvestment of dividends...            0            0
        Shares redeemed..............................     (106,160)    (236,283)
                                                         ---------    ---------
        Net increase (decrease)......................      511,402      646,991
                                                         =========    =========

*From December 27, 2000 (commencement of operations) to November 30, 2000.

 .